UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

FIRST NIAGARA FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-23975	42-1556195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Exchange Street, Suite 618, Buffalo, NY	14210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 819-5500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2010, First Niagara Financial Group, Inc. (the “Company”), the holding company for First Niagara Bank, issued a press release announcing the formation of a new Executive Committee of top officers, including the newly created positions of President and Chief Operating Officer. The Executive Committee will report to Chief Executive Officer John R. Koelmel, who will continue to perform the duties of President until the newly created position is filled later this year.

The Company announced that Gary M. Crosby had been promoted to the newly created position of Chief Operating Officer. Mr. Crosby joined the Company in July 2009 as Chief Administrative Officer to oversee certain operational and corporate support functions, develop and enhance organizational policies and provide additional leadership in the continuing growth of the Company. As Chief Operating Officer, Mr. Crosby will expand his oversight to include all operating activities supporting the Company’s business units.

Prior to joining the Company, Mr. Crosby was the Chief Financial and Administrative Officer for the Buffalo Public School District, a venture capital partner and Chief Financial Officer with Seed Capital Partners, and a founding shareholder of ClientLogic Corporation, where he was Chief Financial Officer.

The Company also announced that Elizabeth A. Bauman had been promoted to Chief Administrative Officer. Ms. Bauman joined the Company in May 2008 as Senior Vice President, Human Resources. As Chief Administrative Officer, Ms. Bauman will continue to oversee human resources, with added responsibility for corporate and internal communications, change management and facilities management.

Ms. Bauman has more than 25 years of banking experience, including extensive work in both human resources and finance. She joined the Company from HSBC Bank, where she was most recently the Chief Financial Officer for the personal financial services business. She also served as Senior Vice President, Human Resources for the bank’s retail and commercial banking operation.

The preceding is qualified in its entirety by reference to the press release dated February 25, 2010, attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated February 25, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: February 25, 2010	By: /s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer
(Duly authorized representative)